  FORM 8-K Cover Page
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2007

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification No.)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The Registrant hereby incorporates by reference into this Item 7.01 the monthly selected financial data for the thirteen months ended May 31, 2007 attached as Exhibit 99.1.

This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information.

A discussion of the Registrant’s overall business and financial performance can be found in the Registrant’s other reports filed with the Securities and Exchange Commission. Given that the information in this filing relates only to selected financial data, analysts and investors should not place undue reliance on the enclosed data. The Registrant undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as management of the Registrant believes is warranted.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

99.1  Press release dated June 14, 2007 reporting monthly selected financial data for the thirteen months ended May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: June 14, 2007	By /s/ Brian E. Côté Brian E. Côté Chief Financial Officer

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated June 14, 2007 reporting monthly selected financial data for the thirteen months ended May 31, 2007.